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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 25, 2006

ITC HOLDINGS CORP.
(Exact name of Registrant as Specified in its Charter)

Michigan (State or other Jurisdiction of Incorporation)	001-32576 (Commission File Number)	32-0058047 (IRS Employer Identification No.)
29500 Orchard Hill Place, Suite 200 Novi, Michigan (Address of Principal Executive Offices)	48375 (Zip Code)

(248) 374-7100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

        On May 12, 2006, ITC Holdings Corp. (the "Company") filed a presentation on a Current Report on Form 8-K regarding its agreement to acquire Michigan Electric Transmission Company, LLC, or METC, which included earnings and other guidance for the Company. Since such date, the Company has revised certain aspects of the earnings and other guidance and certain underlying assumptions for a number of reasons, including the fact that ITCTransmission, the Company's subsidiary, will begin, in January 2007, to charge rates for its transmission service based on a forward-looking Attachment O. The revised earnings and other guidance and certain related assumptions are set forth below.

Prospective Financial Information

        Our management has prepared the prospective financial information set forth below to present total net income, diluted earnings per share and adjusted EBITDA for the year ending December 31, 2006 and diluted earnings per share and adjusted EBITDA for the year ending December 31, 2007. The accompanying prospective financial information is forward-looking and was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of our management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management's knowledge and belief, the expected course of action and our expected future financial performance. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Form 8-K are cautioned not to place undue reliance on the prospective financial information.

        Neither our independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

        We intend to make full and prompt disclosure of material facts when we know or have reason to know that previously disclosed projections no longer have a reasonable basis.

  Earnings and Other Guidance

        On August 10, 2006, we announced that we expect that ITC Holdings and Subsidiaries will have total net income of between $31.0 million and $34.0 million for the year ending December 31, 2006 and diluted earnings per share of between $0.97 and $0.99 for the same period, which does not include any impact from Michigan Transco Holdings, Limited Partnership, or MTH, and METC. In addition, we announced that we expect ITC Holdings and Subsidiaries on a pro forma basis, including MTH and METC, will have diluted earnings per share of between $1.50 and $1.60, which includes $13.7 million of pre-tax non-cash amortization ($8.9 million after-tax) of an intangible asset recognized as a result of the acquisition, for the year ending December 31, 2007. Our forecasted amount of adjusted EBITDA, without including any impact for MTH and METC, is expected to be between $112.0 million and $117.0 million for the year ending December 31, 2006 and between $141.0 million and $147.0 million for the year ending December 31, 2007, and is expected to be between $235.0 million and $241.0 million for the year ending December 31, 2007, including the impact of MTH and METC.

  Significant Assumptions

        The significant assumptions and considerations used to prepare the 2006 and 2007 earnings guidance are as follows:

  Year ending December 31, 2006

        The impact of the acquisition of MTH and METC is not included in the forecasted net income of $31.0 million to $34.0 million or the forecasted diluted earnings per share of $0.97 to $0.99 for 2006. Given the uncertainty on the timing of closing of the acquisition and the seasonality of METC's revenues, we cannot accurately forecast the impact from MTH and METC in 2006.

  Net income

  •
  Operating revenues of $110.3 million for the second half of 2006 based primarily on the following:

  —
  Network revenues at ITCTransmission of $102.9 million for the second half of 2006, based on a projected network load of approximately 58,500 MW for the second half of 2006, which is consistent with historical amounts and takes into account the seasonal nature of our network load, and based on our network rate of $1.744 per kW/month; and

  —
  Point-to-point revenues at ITCTransmission of $2.7 million for the second half of 2006, which is consistent with the amounts earned during the first half of 2006;

  •
  Total operating expenses of $61.7 million at ITCTransmission and ITC Holdings for the second half of 2006. This is based primarily on anticipated staffing levels, management's expectation of maintenance activities, and estimates for property tax assessments and depreciation expense; and

  •
  Interest expense relating to long-term debt in the amount of $15.5 million (net of an allowance for borrowed funds used during construction of $0.8 million) for the second half of 2006 at ITCTransmission and ITC Holdings, based on expected average debt outstanding of $604.1 million and a weighted average interest rate of 5.3%. This does not include any of the debt to be issued in connection with the acquisition of MTH and METC.

  Diluted earnings per share

  •
  Diluted earnings per share is calculated using weighted-average diluted shares outstanding for the year ending December 31, 2006 of approximately 34.1 million shares, which does not include the shares to be issued by us in our equity offering described in our Registration Statement on Form S-1 (No. 333-135137) (the "Registration Statement") and the other shares to be issued as consideration for the METC acquisition.

  Year Ending December 31, 2007

  Net income

        ITCTransmission

  •
  Operating revenues of $248.6 million for ITCTransmission, based primarily on our forecasted net revenue requirement under forward-looking Attachment O of $235.5 million for the year ending December 31, 2007. Forecasted net revenue requirement consists of a forecasted allowed return on rate base of $79.9 million, recoverable operating expenses of $129.4 million and income taxes of $33.4 million, partially offset by revenue credits of $7.2 million. Under forward-looking Attachment O, which contains a true-up provision, we will recognize revenues based on our actual revenue requirement at each reporting date, regardless of the amounts billed or collected using network load;

  •
  Total operating expenses of $129.6 million at ITCTransmission. This is based primarily on anticipated staffing levels, management's expectation of maintenance activities, and estimates for property tax assessments and depreciation expense; and

  •
  Interest expense relating to long-term debt in the amount of $14.6 million (net of an allowance for borrowed funds used during construction of $1.5 million), based on expected average debt outstanding of $311.3 million and a weighted average interest rate of 5.2%.

        METC

  •
  Operating revenues of $161.3 million, based on an estimated average network rate of $1.654 per kW/month and a projected network load of approximately 86,000 MW, which is consistent with historical amounts. We have not included any potential refunds or rate impacts as a result of METC's ongoing rate case, as we cannot predict the ultimate outcome of this matter;

  •
  Total operating expenses of $103.4 million. This is based primarily on anticipated staffing levels, management's expectation of maintenance activities, and estimates for property tax assessments and depreciation expense; and

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  Interest expense relating to long-term debt in the amount of $10.1 million (net of an allowance for borrowed funds used during construction of $1.0 million), based on an expected average debt outstanding of $170.4 million and a weighted average interest rate of 5.7%.

        ITC Holdings and other subsidiaries

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  Total operating expenses of $6.8 million. This includes development expenses of $3.8 million for ITC Grid Development, LLC and ITC Great Plains, LLC; and

  •
  Interest expense relating to long-term debt in the amount of $47.5 million, based on an expected average debt outstanding of $793.6 million and a weighted average interest rate of 6.0%.

  Diluted earnings per share

  •
  Diluted earnings per share is calculated using weighted-average diluted shares outstanding for the year ending December 31, 2007 of approximately 43.5 million shares, which includes the shares to be issued by us as described in the Registration Statement and the other shares to be issued as consideration for the METC acquisition.

        The assumptions above are based upon an assumption that there will be no material change in the following matters, and thus they will have no impact on net income:

  •
  There will not be any material change in the electricity transmission industry or in market, regulatory and general economic conditions that would affect net income.

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  We will not undertake any extraordinary transactions or incur any unforeseen contingencies that would affect net income.

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  There will be no material nonperformance or credit-related defaults by suppliers, customers or vendors.

        While we believe that these assumptions are reasonable based upon management's current expectations concerning future events, they are inherently uncertain and are subject to significant business, economic and regulatory risks and uncertainties, including those described under "Risk Factors" in our Annual Report on Form 10-K and our other Securities and Exchange Commission filings and "Cautionary Language Concerning Forward-Looking Statements" in this Form 8-K that could cause actual results to differ materially from our prospective financial information. If our assumptions are not realized, the actual net income that we generate could be substantially less than that currently expected, in which event the market price of our common stock may decline materially.

  Reconciliation of Estimated Net Income to Estimated Adjusted EBITDA

        We arrived at our estimate of adjusted EBITDA, without including any impact for MTH or METC, for the year ending December 31, 2006, using our total estimated net income of between $31.0 million and $34.0 million and adding between $17.0 million and $18.0 million of estimated income taxes, $37.0 million of estimated depreciation and amortization and between $31.0 million and $32.0 million of interest expense and subtracting $4.0 million of estimated allowance for equity funds used during construction. We arrived at our estimate of adjusted EBITDA, without including any impact for MTH or METC, for the year ending December 31, 2007, using our total estimated net income of between $52.0 million and $55.0 million and adding between $28.0 million and $30.0 million of estimated income taxes, between $30.0 million and $31.0 million of estimated depreciation and amortization and $37.0 million of interest expense and subtracting $6.0 million of estimated allowance for equity funds used during construction. We arrived at our estimate of adjusted EBITDA, including the impact of MTH and METC, for the year ending December 31, 2007, using our total estimated net income of between $65.0 million and $70.0 million and adding between $36.0 million and $37.0 million of estimated income taxes, $66.0 million of estimated depreciation and amortization and $77.0 million of interest expense and subtracting $9.0 million of estimated allowance for equity funds used during construction. See "—Non-GAAP Financial Measures" below for the definition of adjusted EBITDA, which is a non-GAAP measure.

Non-GAAP Financial Measures

        A non-GAAP financial measure is generally defined as one that purports to measure historical or future financial performance, financial position or cash flows but excludes or includes amounts that would not be so adjusted in the most comparable GAAP measure. In this Form 8-K, we define adjusted EBITDA, a non-GAAP financial measure, as net income plus:

  •
  income taxes;

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  depreciation and amortization expense; and

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  interest expense;

        excluding:

  •
  allowance for equity funds used during construction; and

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  certain other items not related to operating performance such as loss on extinguishment of debt.

        The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Cautionary Language Concerning Forward-Looking Statements

        This document contains certain statements that describe our management's beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business,

including our business after the proposed acquisition transaction, and the electricity transmission industry based upon information currently available. Such statements, including the information and statements under "Prospective Financial Information—Earnings and Other Guidance," "—Significant Assumptions" and "—Reconciliation of Estimated Net Income to Estimated Adjusted EBITDA," are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as "anticipates," "believes," "intends," "estimates," "expects," "projects" and similar phrases.

        These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time and the following:

  •
  unless the Company receives dividends or other payments from ITCTransmission and/or METC, the Company will be unable to pay dividends to its stockholders and fulfill its cash obligations;

  •
  the FERC's December 2005 rate order authorizing METC's current rates is subject to a hearing and possible judicial appeal and in any such proceedings, METC could be required to refund revenues to customers under the rates that became effective January 1, 2006 and June 1, 2006, and the rates that METC charges for services could be reduced;

  •
  certain elements of ITCTransmission's and METC's cost recovery through rates can be challenged which could result in lowered rates and have an adverse effect on our business, financial condition, results of operations and cash flows;

  •
  the regulations to which we are subject may limit our ability to raise capital and/or pursue acquisitions or development opportunities or other transactions;

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  ITCTransmission's and METC's operating results fluctuate on a seasonal and quarterly basis and point-to-point revenues received by ITCTransmission and METC vary from period to period and may be unpredictable;

  •
  changes in federal energy laws, regulations or policies could reduce the dividends we may be able to pay our stockholders;

  •
  our network load may be lower than expected;

  •
  ITCTransmission and METC depend on their primary customers for a substantial portion of their revenues;

  •
  deregulation and/or increased competition may adversely affect ITCTransmission's customers, METC's customers, Detroit Edison Company's customers or Consumers Energy Company's customers;

  •
  ITCTransmission's and METC's actual capital investments may be lower than planned, which would decrease ITCTransmission and METC's expected rate base;

  •
  hazards associated with high-voltage electricity transmission may result in suspension of ITCTransmission's or METC's operations or the imposition of civil or criminal penalties;

  •
  ITCTransmission and METC are subject to environmental regulations and to laws that can give rise to substantial liabilities from environmental contamination;

  •
  we may encounter difficulties consolidating METC's business into ours and may not fully attain or retain, or achieve within a reasonable time frame, expected strategic objectives, cost savings and other expected benefits of the acquisition;

  •
  we are highly leveraged and our dependence on debt may limit our ability to pay dividends and/or obtain additional financing;

  •
  adverse changes in our credit ratings may negatively affect us; and

  •
  certain provisions in our debt instruments limit our capital flexibility.

        Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. Forward-looking statements speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this Form 8-K and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.
By:	/s/ DANIEL J. OGINSKY Name: Daniel J. Oginsky Title: Vice President, General Counsel and Secretary

September 25, 2006

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SIGNATURES